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                                                                   Exhibit 10.20
                                                                  EXECUTION COPY

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                           MBIA INSURANCE CORPORATION,
                               as Surety Provider

                         FINANCIAL PACIFIC LEASING, LLC
                          as Originator and as Servicer

                         FINANCIAL PACIFIC FUNDING, LLC
                                   as Borrower

                  NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION,
                    as Standby Servicer and Collateral Agent

                        RECEIVABLES CAPITAL CORPORATION,
                                    as Lender

                         THE FINANCIAL INSTITUTIONS FROM
                           TIME TO TIME PARTY HERETO,
                               as Parallel Lenders

                                       and

                              BANK OF AMERICA, N.A
    (as successor to Bank of America National Trust and Savings Association),
                     as Administrative Agent and Bank Agent

                               AMENDMENT NO. 1 TO
                        INSURANCE AND INDEMNITY AGREEMENT

                Financial Pacific Funding, LLC Warehouse Facility

                          Dated as of December 22, 1999

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                               AMENDMENT NO. 1 TO
                        INSURANCE AND INDEMNITY AGREEMENT

This AMENDMENT NO. 1 TO INSURANCE AND INDEMNITY AGREEMENT dated as of December 22, 1999 ("Amendment") amends that Insurance Agreement dated as of February 1, 1999 (the "Insurance Agreement"), by and among MBIA INSURANCE CORPORATION, as Surety Provider (the "Surety Provider"), FINANCIAL PACIFIC LEASING, LLC, as Originator (the "Originator") and as Servicer (the "Servicer"), FINANCIAL PACIFIC FUNDING, LLC, as Borrower (the "Borrower"), NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Standby Servicer and as Collateral Agent (the "Collateral Agent"), ReceivableS Capital Corporation, the Lender (the "Lender"), THE FINANCIAL INSTITUTIONS FROM TIME TO TIME PARTY HERETO, as Parallel Lenders (the "Parallel Lenders") and BANK OF AMERICA, N.A. (as successor to Bank of America National Trust and Savings Association), as Administrative Agent and Bank Agent (the "Administrative Agent").

         WHEREAS, the Borrower, the Servicer, the Collateral Agent, the Standby Servicer, the Lender, the Parallel Lenders and the Administrative Agent have entered into a Warehouse Loan and Security Agreement dated as of December 30, 1998 (as amended and supplemented from time to time, the "Warehouse Loan Agreement"), pursuant to which, among other things, the Borrower has granted a security interest in the Collateral to the Collateral Agent for the benefit of the Secured Parties (as defined in the Warehouse Loan Agreement) including the Surety Provider, to secure payments under the Notes, the Warehouse Loan Agreement, this Insurance Agreement and under the other Transaction Documents (as defined herein).

         WHEREAS, the Surety Provider issued its Surety Bond (as defined in the Insurance Agreement) at the request of the Borrower and the Servicer to guarantee payment of Insured Amounts (as defined in Surety Bond) with respect to the Notes upon such terms and conditions as were mutually agreed upon by the parties and subject to the terms and conditions of the Surety Bond.

         WHEREAS, the parties to the Warehouse Loan Agreement desire to extend the Funding Termination Date (as defined in the Warehouse Loan Agreement) and desire to increase the Funding Limit (as defined in the Warehouse Loan Agreement).

         WHEREAS, the parties to the Warehouse Loan Agreement are entering into First Amendment to Warehouse Loan and Security Agreement dated as of December 22, 1999, pursuant to which the parties thereto are amending certain provisions to extend the Funding Termination Date and certain other matters.

         WHEREAS, the parties to the Warehouse Loan Agreement are entering into Second Amendment to Warehouse Loan and Security Agreement dated as of December 22, 1999, pursuant to which the parties thereto are amending certain provisions to increase the Funding Limit and certain other matters.

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         WHEREAS, the parties hereto desire to amend the Insurance Agreement and the Premium Letter as an inducement for the Surety Provider to deliver its consent to the Amendments and to deliver its Endorsement to the Surety Bond

         WHEREAS, Section 7.01 of the Insurance Agreement provides that the Insurance Agreement may be amended with the consent of each of the parties thereto.

         NOW, THEREFORE, for good and valuable consideration the sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.01. AMENDMENT TO DEFINED TERMS. The definition of "Premium Letter" in Article I of the Insurance Agreement is hereby deleted and replaced with the following:

         "Premium Letter" means the premium letter from the Surety Provider to the Borrower and the Originator dated as of December 22, 1999, as the same may be amended or replaced from time to time.

         SECTION 1.02. AMENDMENT TO SECTION 7.02 Paragraph (b) and Paragraph (c) of Section 7.02 are hereby deleted and replaced with the following:

                   (b)     To the Borrower:

                           Financial Pacific Funding, LLC
                           3455 South 344th Way, Suite 300
                           Auburn, WA 98001
                           Attention: Dale A. Winter
                           Telecopy No.: (253) 568-2222
                           Confirmation: (253) 568-6000

                  (c)      To the Servicer and the Originator:

                           Financial Pacific Leasing, LLC
                           3455 South 344th Way, Suite 300
                           Auburn, WA 98001
                           Attention: Dale A. Winter
                           Telecopy No.: (253) 568-2222
                           Confirmation: (253) 268-6000

         SECTION 1.03. COUNTERPARTS. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.

         SECTION 1.04. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THEREOF (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

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         SECTION 1.05. LIMITED SCOPE. This Amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights allocated to the Surety Provider under the Insurance Agreement.

         SECTION 1.06. RATIFICATION. Except as expressly affected by the provisions hereof, the Insurance Agreement as amended shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Insurance Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Insurance Agreement as amended by this Amendment and any reference to "the parties hereto", "no party hereto" or words of like import shall be deemed to include all of the parties to this Amendment.

         SECTION 1.07. NOTICE TO RATING AGENCIES. Promptly after the execution of this Amendment, the Collateral Agent shall mail an executed copy of this Amendment to the Rating Agencies. By execution of this Amendment, the parties acknowledge receipt of notice of this Amendment.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK;
                             SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have executed this Insurance
Agreement, all as of the day and year first above mentioned.

                                       MBIA INSURANCE CORPORATION

                                       By  /s/ MBIA INSURANCE CORPORATION
                                          --------------------------------------
                                       Title
                                             -----------------------------------

                                       Financial Pacific LEASING, LLC, as
                                       Originator and as Servicer

                                       By  /s/ Dale A. Winter
                                          --------------------------------------
                                       Title  EVP & CFO

                                       Financial Pacific Funding, LLC, as
                                       Borrower

                                       By  /s/ Dale A. Winter
                                          --------------------------------------
                                       Title  EVP & CFO

                                       NORWEST BANK MINNESOTA, NATIONAL
                                       ASSOCIATION, as Standby Servicer and
                                       Collateral Agent

                                       By  /s/ Tara H. Anderson
                                          --------------------------------------
                                       Title  Corporate Trust Officer
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                                       Bank of America, N.a., as Administrative
                                       Agent and Bank Agent

                                       By  /s/ BANK OF AMERICA, N.A.
                                          --------------------------------------
                                       Title
                                             -----------------------------------

                                       ReceivableS Capital Corporation, as
                                       Lender

                                       By  /s/ Stewart L. Cutler
                                          --------------------------------------
                                       Title  Managing Director